VARO, INC.
2800 West Kingsley
Garland, Texas 75041

December 1, 1993

Bankers Trust Company,
as Collateral Agent
One Bankers Trust Plaza
New York, New York 10017
Attention: Commercial Loan Division

Ladies/Gentlemen:

Reference is made to the Intellectual Property Pledge
Agreement (the Agreement), dated as of July 15, 1993, made by Imo Industries Inc. (Imo) and each of the subsidiaries of Imo listed on the signature pages thereto in favor of Bankers Trust Company, as collateral agent for the Secured Parties. Capital-ized terms used herein but not otherwise defined herein have the meanings assigned such terms in the Agreement.

This letter supplements the Agreement and is deliv-ered by the undersigned, Varo, Inc. (Varo), pursuant to Sec-tion 4(k) of the Agreement. Varo hereby agrees to be bound as a Subsidiary Pledgor by all of the terms, covenants and condi-tions set forth in the Agreement to the same extent that it would have would have been bound if it had been a signatory to the Agreement on the execution date of the Agreement. Varo hereby makes each of the representations and warranties and agrees to each of the covenants, as applicable, contained in Sections 4(a), 4(e), 4(f), 4(g), 4(h), 4(j) and 4(k) of the
Agreement.

Varo further represents, warrants and covenants as follows:

a. Ownership. Except as set forth on Schedule 1 hereto, Varo is as of the date hereof, and, as to Pledged Col-lateral acquired by it from time to time after the date hereof, the owner or, as applicable, licensee of all of its Pledged Collateral free from any Lien or other right, title or interest of any Person other than the Liens and security interests granted by Varo to the Collateral Agent pursuant to the Agree-ment and other than Permitted Encumbrances, and Varo shall defend its ownership of its Pledged Collateral against all claims and demands of all other Persons at any time claiming any interest adverse to the Collateral Agent; it being under-stood that title irregularities in respect of the Pledged Col-lateral existing as of the date hereof shall not constitute a Material Portion of the Collateral.

b. Other Financing Statements. Except as set forth on Schedule 1 hereto, there are no filings, including any financing statement (or similar statement or instrument of reg-istration under the law of any jurisdiction) covering or pur-porting to cover any interest of any kind in Varo's Pledged Collateral and, so long as the Agreement remains in effect, Varo shall not execute or authorize to be filed in any public office any financing statement (or similar statement or instru-ment of registration under the law of any jurisdiction) or statements relating to its Pledged Collateral or otherwise make any PTO Filings relating to the Pledged Collateral, except financing statements and PTO filings filed or to be filed in respect of and covering the security interests granted by Varo to the Collateral Agent pursuant to the Agreement.

c. Chief Executive Office: Corporate Name: Records.
The chief executive office and the corporate name of Varo are as set forth on Annex A hereto. Varo shall not change its name or move its chief executive office, except in accordance with the last sentence of this Section (c). All tangible record evidence of all of Varo's Pledged Collateral and the only original books of account and records of Varo relating thereto are, and will continue to be, kept at such chief executive office, or at such new location for such chief executive office as Varo may establish in accordance with the last sentence of this Section (c) or at the chief executive office of Imo. Varo shall not establish a new location for its chief executive office and shall not change its name until it shall have given the Collateral Agent not less than 30 days' prior written notice of its intention to do so, identifying such new location or name and providing such other information in connection therewith as the Collateral Agent reasonably may request.

d. Pledged Collateral. Schedules I, II, III and
IV, respectively, attached hereto, are lists which are accurate and complete in all material respects as of the date hereof of all registered and applied for Patents, Trademarks, Copyrights and Licenses owned or licensed by Varo. All information set forth relating to the Pledged Collateral is accurate and com-plete in all material respects.

Execution in Counterparts. This supplement and any amendments, waivers, consents or supplements hereto may be exe-cuted in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

GOVERNING LAW: TERMS. THIS AGREEMENT SHALL BE GOV-
ERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE
WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRIN-
CIPLES OF CONFLICT OF LAWS.
IN WITNESS WHEREOF, Varo has caused this supplement to be executed and delivered by its duly authorized officer as of the date first above written.

VARO, INC.

By:  /s/ Thomas J. Bird
Name:   THOMAS J. BIRD
Title:      Senior Vice President

AGREED TO AND ACCEPTED:

BANKERS TRUST COMPANY,
as Collateral Agent

By:  /s/ June C. George
Name:   JUNE C. GEORGE
              Vice President


ANNEX A

Pledgor                            Chief Executive Office

Varo, Inc.                         2800 West Kingsley Road
                                   Garland, Texas 75041


SCHEDULE I
PATENTS

 PLEDGOR      COUNTRY       PATENT NO.        ISSUE DATE

VARO INC.l       U.S.      3,992,099           11/16/76

VARO INC.l       U.S.      4,015,126           3/29/77

VARO INC.l       U.S.      4,021,974           5/10/77

VARO INC.l       U.S.      4,054,794           10/18/77

VARO INC.l       U.S.      4,060,328           11/29/77

VARO INC.l       U.S.      4,112,334           9/5/78

VARO INC.        U.S.      4,127,398           11/28/78

VARO INC.        U.S.      4,128,340           12/5/78

VARO INC.l       U.S.      4,129,780           12/12/78

VARO INC.l       U.S.      4,151,415           4/24/79

VARO INC.l       U.S.      4,157,484           6/5/79

VARO INC.        U.S.      4,175,808           11/27/79

VARO INC.        U.S.      4,186,980           2/5/80

VARO INC.l       U.S.      4,198,106           4/15/80

VARO INC.l       U.S.      4,236,069           11/25/80

VARO INC.        U.S.      4,385,092           5/24/83

1 In the name of Varo, Inc.

PLEDGOR           COUNTRY      PATENT NO.        ISSUE DATE
VARO   INC.         U. S.     4,403,148           9/6/83
VARO   INC.l        U.S.      4,439,821           3/27/84
VARO   INC.         U.S.      4,670,912           6/9/87
VARO   INC. 1       U.S.      4,672,194           6/8/87
VARO   INC. 1       U.S.      4,687,879           8/18/87
VARO   INC. 1       U.S.      4,697,783           10/6/87
VARO   INC.l        U.S.      4,698,857           10/13/87
VARO   INC.l        U.S.      4,703,879           11/3/87
VARO   INC.l        U.S.      4,736,669           4/12/88
VARO   INC.l        U.S.      4,737,023           4/12/88
VARO   INC.l        U.S.      4,741,608           5/3/88
VARO   INC.l        U.S.      4,745,278           5/17/88
VARO   INC. 1       U.S.      4,745,840           5/24/88
VARO   INC. 1       U.S.      4,750,404           6/14/88
VARO   INC. 1       U.S.      4,753,378           6/28/88
VARO   INC.l        U.S.      4,755,725           7/5/88
VARO   INC.l        U.S.      4,766,610           0/0/88
VARO   INC. 1       U.S.      4,786,966           11/22/88


  PLEDGOR         COUNTRY       PATENT NO.        ISSUE DATE
VARO INC.l        U.S.      4,792,681           12/20/88
VARO INC.l        U.S.      4,799,911           1/24/89
VARO INC .1       U.S.      4,820,031           4/11/89
VARO INC.l        U.S.      4,835,381           5/30/89
VARO INC.l        U.S.      4,884,137           11/28/89
VARO INC.l        U.S.      4,887,887           12/19/89
VARO INC.l        U.S.      4,902,895           2/20/90
VARO INC.l        U.S.      4,927,237           5/20/90
VARO INC.l        U.S.      4,970,589           11/13/90
VARO INC.l        U.S.      5,005,213           4/2/91
VARO INC.l        U.S.      5,008,657           4/16/91
VARO INC.         U.S.      5,194,734           3/16/93
VARO INC.         U.S.      5,200,827           4/6/93
VARO INC.         U.S.      5,204,774           4/20/93
VARO INC.         U.S.      5,218,194           6/8/93

SCHEDULE II

T R A D E M A R K

  PLEDGOR               MARX           REG. NUMBER REG. DATE
VARO INC.        OPTIC-ELECTRONIC CORP.  1,627,609    12/11/90
VARO INC.        NI-TEC                  1,032,845    2/10/76
VARO INC.l       NITE-EYE                1,388,888    4/8/86
VARO INC.l       VARO                    1,258,366    11/22/83
VARO INC.l       NOCTRON IV              999,963      12/17/74
VARO INC.l       V VARO and design       1,288,716    8/7/84
VARO INC.l       V VARO                  1,004,578    2/11/75

1 In the name of Varo, Inc.

SCHEDULE III

C O P Y R I G H T S

PLEDGOR REG.NUMBER: REG. DATE COPYRIGHT TITLE

VARO INC.1      A 745376     1/29/65    "Salisbury Effect
                                        Devices (Report No.
                                        PS265)"

VARO INC.1      A 417        5/22/68    "Varoformer"
                                        Applied Authors: Paul
                                        J. Thompson &
                                        Laurence M. Silva

VARO INC.1      PA352-737    9/18/97    "Preparation and Use
                                        of AN/PVS-7B night
                                        vision goggle"

1 In the name of Varo, Inc.

262                          SCHEDULE IV

268       Pledgor        Licenses

270       Varo, Inc.     NONE.